                                                                    EXHIBIT 10.1



                                 AMENDMENT NO. 4
                                       TO
                                CREDIT AGREEMENT


     THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT ("Amendment") is dated as of December 31, 1998, by and among METAL MANAGEMENT, INC., a Delaware corporation ("MTLM"), each of the corporations and other entities set forth on Annex 1 hereto (MTLM and each of such corporations and other entities sometimes hereinafter are referred to individually as a "BORROWER" and collectively as "Borrowers"); MTLM, acting in its capacity as funds administrator for itself and the other Borrowers (in such capacity, the "Funds Administrator"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC") and the other financial institutions signatories hereto as lenders (BTCC and each of such other financial institutions hereinafter are referred to individually as a "Lender" and collectively as "Lenders"); and BTCC, acting in its capacity as agent (in such capacity, hereinafter referred to as the "AGENT") for itself and the other Lenders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.


                                   WITNESSETH:

     WHEREAS, the Borrowers, the Funds Administrator, the Agent and the Lenders have entered into that certain Credit Agreement dated as of March 31, 1998, as amended (the "Credit Agreement"), pursuant to which the lenders have agreed to make certain loans and other financial accommodations to or for the account of the Borrowers;

     WHEREAS, the respective Borrowers have requested that the Agent and the Lenders further amend the Credit Agreement; and

     WHEREAS, the Agent and the Lenders have agreed to further amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

     1. Amendment to Credit Agreement. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 2 below, and in reliance upon the representations and warranties of the respective Borrowers and the Funds Administrator set forth herein, the Credit Agreement is hereby amended as follows:

        1.1 The Credit Agreement is hereby amended by inserting the following defined terms into Section 1.1 thereof, in each case in the appropriate alphabetical order:

        Applicable Margin shall mean (i) with respect to any Prime Rate Loan, one and one-half percent (1.5%) and (ii) with respect to any LIBOR Rate Loan, two and one-half percent (2.5%) (such percentage amounts being hereinafter referred to as "Pricing Level I"); provided, that, notwithstanding the foregoing:

               (a) if the Interest Coverage Ratio determined as of September 30, 1999 is equal to or greater than 1.0 to 1.0 (i) for the three-month period ending on such date, the "Applicable Margin" shall be determined by reference to Pricing Level I and (ii) for the six-month period ending on such date, the "Applicable Margin" shall mean (x) with respect to any Prime Rate Loan, one and one-quarter percent (1.25%) and (Y) with respect to any LIBOR Rate Loan, two and one-quarter percent (2.25%) (such percentage amounts being hereinafter referred to as "Pricing Level II");

               (b) if the Interest Coverage Ratio determined as of December 31, 1999 is equal to or greater than 1.0 to 1.0 (i) for the three-month period ending on such date, the "Applicable Margin" shall be determined by reference to Pricing Level I, (ii) for the six-month period ending on such date, the "Applicable Margin" shall be determined by reference to Pricing Level II, and (iii) for the nine-month period ending on such date, the "Applicable Margin" shall mean (x) with respect to any Prime Rate Loan, one percent (1.00%) and (Y) with respect to any LIBOR Rate Loan, two percent (2.00%) (such percentage amounts being hereinafter referred to as "Pricing Level III"); and

               (c) if the Interest Coverage Ratio determined as of March 31, 2000, and the last day of each fiscal quarter of the Consolidated Entity Ending thereafter, is equal to or greater than 1.0 to 1.0 (i) for the three-month period ending on such date, the "Applicable Margin" shall be determined by reference to Pricing Level I, (ii) for the six-month period ending on such date, the "Applicable Margin" shall be determined by reference to Pricing Level II, (iii) for the nine-month period ending on such date, the "Applicable Margin" shall be determined by reference to Pricing Level III and (iv) for the twelve-month period ending on such date, the "Applicable Margin" shall mean (x) with respect to any Prime Rate Loan, one-half of one percent (0.50%) and (Y) with respect to any LIBOR Rate Loan, one and three-quarters percent (1.75%) (such percentage amounts being hereinafter referred to as "Pricing Level IV").

        For purposes of the foregoing CLAUSES (a) through (d), (a) the Interest Coverage Ratio shall be determined as of each date set forth therein (each a "Pricing Determination Date") and shall be certified in a Pricing Certificate delivered to the Agent within thirty (30) days after such Pricing Determination Date, (b) the Applicable Margin determined on the basis of the Interest Coverage Ratio certified as of any Pricing Determination Date in any Pricing Certificate shall be effective for a period (each a "Pricing Period") that commences on the 31st day after such Pricing Determination Date and ends on the 30th day after the next following Pricing Determination Date, and (c) if and whenever the Funds Administrator fails to deliver a Pricing Certificate for any Pricing Period prior to the commencement of such Pricing Period, then for each day of such Pricing Period until the first Business Day following the Business Day on which such Pricing Certificate is delivered to Administrative Agent, the Applicable Margin shall be determined by reference to Pricing Level I; provided, that, notwithstanding the foregoing, if on each day during the thirty (30) day period ending on any Pricing Date there shall have been unused availability under the Borrowing Base of no less than $40,000,000, then the Applicable Margin in effect for the period commencing on such Pricing Date through but excluding the immediately succeeding Pricing Date shall be determined by reference to Pricing Level IV.

        Pricing Certificate means a certificate in substantially the form of Exhibit H, signed by the Chief Financial Officer of the Consolidated Entity.

        1.2 The Credit Agreement is hereby amended by deleting therefrom Sections 4.1(a) AND (b) in their entirety and substituting therefor the following language:

               (a) Interest on the unpaid principal amount of Revolving Loans which are Prime Rate Loans shall be payable monthly in arrears, on the first Business Day of each month, at an interest rate per annum equal to the Prime Lending Rate PLUS the Applicable Margin with respect to such Loans, calculated on the unpaid principal amount of Revolving Loans at the close of business each day during the immediately preceding month. The rate hereunder shall change each day the Prime Lending Rate changes.

               (b) Interest on the unpaid principal amount of Revolving Loans which are LIBOR Rate Loans shall be payable on the earliest to occur of
        (i) the last day of each Interest Period with respect to such LIBOR Rate Loans, (ii) ninety (90) days following the commencement of the applicable Interest Period for such LIBOR Rate Loans, (iii) the date of conversion of such LIBOR Rate Loans (or a portion thereof) to a Prime Rate Loan (on the portion so converted) and (iv) the maturity of such LIBOR Rate Loans, at an interest rate per annum equal during the Interest Period for such LIBOR Rate Loans to the LIBOR Rate for the Interest Period in effect for such LIBOR Rate Loans PLUS the Applicable Margin with respect to such Loans. After maturity of such LIBOR Rate Loans (whether by acceleration or otherwise), interest shall be payable upon demand. The Agent upon determining the LIBOR Rate for any Interest Period shall promptly notify the Funds Administrator and the Lenders by telephone (confirmed promptly in writing) or in writing thereof. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent demonstrable error.

        1.3 The Credit Agreement is hereby amended by deleting therefrom Section
     8.1 in its entirety and substituting therefor the following language:

               8.1  Minimum Interest Coverage Ratio.

               (a) Minimum EBITDA. The Borrowers shall not permit EBITDA, (i) determined as of December 31, 1998, for the nine-month period ending as of such date, to be less than negative Three Million Two Hundred Fifty Thousand and No/100 Dollars ($3,250,000) and (ii) determined as of March 31, 1999, for the twelve-month period ending as of such date, to be less than Two Million and No/100 Dollars ($2,000,000).

               (b) Minimum Interest Coverage Ratio. The Borrowers shall not permit the Interest Coverage Ratio to be less than 1.0 to 1.0, as determined as of: (i) June 30, 1999, for the three (3) month period ending as of such date; (ii) September 30, 1999, for the six (6) month period ending as of such date; (iii) December 31, 1999, for the nine (9) month period ending as of such date; and (iv) March 31, 2000 and the end of each fiscal quarter of the Consolidated Entity ending thereafter, in each case for the twelve (12) month period ending as of such date.

        1.4 The Credit Agreement is hereby amended by deleting therefrom Clause
     (b) of the first paragraph of Section 8.7 and substituting therefor the following language:

        (b) make any optional or mandatory payment of principal of or interest on, or any optional or mandatory prepayment of principal of or interest on, or redemption (including, without limitation, by making payments to a sinking or analogous fund) or repurchase of, in each case any Indebtedness subordinated to the Obligations, including, without limitation, Indebtedness evidenced by the Subordinated Notes; provided, that, notwithstanding the foregoing:

        1.5 Section 8.7 of the Credit Agreement is hereby amended by deleting therefrom clause (iii) in its entirety and substituting therefor the following language:

               (iii) so long as in each case before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (1) Borrowers may make regularly scheduled payments of interest on Indebtedness (other than Indebtedness evidenced by the Subordinated Notes) and (2) prepay Indebtedness (other than Indebtedness evidenced by the Subordinated Notes) in an aggregate principal amount not exceeding $5,000,000 in any fiscal year of the Consolidated Entity for all Borrowers combined;

        1.6 Section 8.7 of the Credit Agreement is hereby amended by (a) inserting therein the following language immediately following clause (iv) thereof and (b) renumbering clause "(v)" thereof as clause "(vi)":

               (v) MTLM may make regularly scheduled payments of interest on the Subordinated Notes, so long as, in the case of each such payment:

                    (1) immediately before and after giving effect thereto, no
               Default or Event of Default shall have occurred and be continuing, and

                    (2) on each day during the thirty (30) day period ending on the date on which such interest payment is made, there shall have been unused availability under the Borrowing Base of no less than the sum of (x) the amount of such interest payment and (Y) $20,000,000; and

        1.7 The Credit Agreement is hereby amended by adding thereto as Exhibit H the form of Pricing Certificate attached hereto as Exhibit A.

     2. Conditions Precedent. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

          (a) the Agent shall have received six (6) copies of this Amendment, duly executed by the Majority Lenders, each of the Borrowers and the Funds Administrator; and

          (b) the Agent shall have received in immediately available funds for the ratable account of the Lenders a fee in the amount of $150,000.

     3.   Representations, Warranties and Covenants.

          3.1 Each of the Borrowers and the Funds Administrator hereby represents and warrants to the Agent and each of the Lenders that, after giving effect to this Amendment:

               (a) All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);

               (b) No Default or Event of Default has occurred which is continuing;

               (c) This Amendment, and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Funds Administrator, respectively, and are enforceable against each of the Borrowers and the Funds Administrator in accordance with their respective terms; and

               (d) The execution and delivery by the Borrowers and the Funds Administrator of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

     4. Reference to and Effect On the Credit Agreement and the Other Credit Documents.

        4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall in each case mean and be a reference to the Credit Agreement as amended hereby.

        4.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (ii) all of the respective terms and provisions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by any of the Borrowers and/or the Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders shall in no way obligate the Agent or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

     5. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.



                              BT COMMERCIAL CORPORATION, in its
                              individual capacity as a Lender
                              and in its capacity as Agent

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


                              HELLER FINANCIAL, INC.

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              SANWA BUSINESS CREDIT CORPORATION

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              FLEET CAPITAL CORPORATION

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              LASALLE NATIONAL BANK

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              CONGRESS FINANCIAL CORP. (CENTRAL)

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              FINOVA CAPITAL CORPORATION

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


Amendment No. 4 to
Credit Agreement

                              NATIONAL CITY COMMERCIAL FINANCE,
                              INC.

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              PNC BUSINESS CREDIT

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              IBJ SCHRODER BUSINESS CREDIT
                              CORPORATION

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              NATIONAL BANK OF CANADA

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              BANKBOSTON, N.A.

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------

                              METAL MANAGEMENT, INC., a Delaware
                              corporation, in its individual
                              capacity as a Borrower and in its
                              capacity as Funds Administrator


                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


Amendment No. 4 to
Credit Agreement

                              AEROSPACE METALS, INC.
                              AMERICAN SCRAP PROCESSING, INC.
                              BRIQUETTING CORPORATION OF AMERICA
                              C SHREDDING CORP.
                              CALIFORNIA METALS RECYCLING, INC.
                              CIM TRUCKING, INC.
                              COMETCO CORP.
                              COZZI BUILDING CORPORATION
                              COZZI IRON & METAL, INC.
                              EMCO TRADING, INC.
                              FERREX TRADING CORPORATION
                              FIRMA, INC.
                              FIRMA PLASTIC CO., INC.
                              HOUSTON COMPRESSED STEEL CORP.
                              HOUTEX METALS COMPANY, INC.
                              THE ISAAC CORPORATION
                              P. JOSEPH IRON & METAL, INC.
                              KANKAKEE SCRAP CORPORATION
                              MAC LEOD METALS CO.
                              METAL MANAGEMENT ARIZONA, INC.
                              METAL MANAGEMENT REALTY, INC.
                              PAULDING RECYCLING,INC.
                              PROLER SOUTHWEST INC.
                              PROLER STEELWORKS L.L.C.
                              SALT RIVER RECYCLING, L.L.C.
                              SCRAP PROCESSING, INC.
                              SUPERIOR FORGE, INC.
                              TROJAN TRADING CO.
                              USA SOUTHWESTERN CARRIER, INC.
                              138 SCRAP ACQUISITION CORP.
                              R & P HOLDINGS, INC.
                              R & P REAL ESTATE, INC.
                              CHARLES BLUESTONE COMPANY
                              METAL MANAGEMENT GULF COAST, INC.
                              NEWELL RECYCLING WEST, INC..
                              NAPORANO IRON & METAL CO.
                              NIMCO SHREDDING CO.
                              MICHAEL SCHIAVONE & SONS, INC.
                              TORRINGTON SCRAP COMPANY
                              KIMERLING ACQUISITION CORP.
                              NICROLOY ACQUISITION CORP.
                              FPX, INC.
                              PERLCO, L.L.C.


                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------


                              RESERVE IRON & METAL LIMITED
                              PARTNERSHIP

                              By:  P. JOSEPH IRON & METAL, INC.,
                                   its general partner


                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------





Amendment No. 4 to
Credit Agreement

                             ANNEX 1
                               TO
                         AMENDMENT NO. 4
                  DATED AS OF DECEMBER 31, 1998

                         OTHER BORROWERS

1.   AEROSPACE METALS, INC.
2.   AMERICAN SCRAP PROCESSING, INC.
3.   BRIQUETTING CORPORATION OF AMERICA
4.   C SHREDDING CORP.
5.   CALIFORNIA METALS RECYCLING, INC.
6.   CIM TRUCKING, INC.
7.   COMETCO CORP.
8.   COZZI BUILDING CORPORATION
9.   COZZI IRON & METAL, INC.
10.  EMCO TRADING, INC.
11.  FERREX TRADING CORPORATION
12.  FIRMA, INC.
13.  FIRMA PLASTIC CO., INC.
14.  HOUSTON COMPRESSED STEEL CORP.
15.  HOUTEX METALS COMPANY, INC.
16.  THE ISAAC CORPORATION
17.  P. JOSEPH IRON & METAL, INC.
18.  KANKAKEE SCRAP CORPORATION
19.  MAC LEOD METALS CO.
20.  METAL MANAGEMENT ARIZONA, INC.
21.  METAL MANAGEMENT REALTY, INC.
22.  PAULDING RECYCLING,INC.
23.  PROLER SOUTHWEST INC.
24.  PROLER STEELWORKS L.L.C.
25.  SALT RIVER RECYCLING, L.L.C.
26.  SCRAP PROCESSING, INC.
27.  SUPERIOR FORGE, INC.
28.  TROJAN TRADING CO.
29.  USA SOUTHWESTERN CARRIER, INC.
30.  RESERVE IRON & METAL LIMITED PARTNERSHIP
31.  138 SCRAP ACQUISITION CORP.
32.  R & P HOLDINGS, INC.
33.  R & P REAL ESTATE, INC.
34.  CHARLES BLUESTONE COMPANY
35.  METAL MANAGEMENT GULF COAST, INC.
36.  NEWELL RECYCLING WEST, INC..
37.  NAPORANO IRON & METAL CO.
38.  NIMCO SHREDDING CO.
39.  MICHAEL SCHIAVONE & SONS, INC.
40.  TORRINGTON SCRAP COMPANY
41.  KIMERLING ACQUISITION CORP.
42.  NICROLOY ACQUISITION CORP.
43.  FPX, INC.
44.  PERLCO, L.L.C.



Amendment No. 4 to
Credit Agreement

                                   EXHIBIT A
                                       TO
                                AMENDMENT NO. 4
                                       TO
                                CREDIT AGREEMENT


                          FORM OF PRICING CERTIFICATE



                               ------------, ----

BT Commercial Corporation, as
  Agent for the Lenders parties to the
  Credit Agreement referred to below
233 South Wacker Drive
Suite 8400
Chicago, Illinois  60606

Attention:  Wayne D. Hillock

RE:       Loans to Metal Management, Inc. and Subsidiaries/Pricing

Ladies and Gentlemen:

     We refer to that certain Credit Agreement, dated as of March 31, 1998 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") among METAL MANAGEMENT, INC., a Delaware corporation ("MTLM") and certain of its subsidiaries (each individually a "Borrower" and collectively the "Borrowers"); MTLM, in its capacity as funds administrator and borrowing representative for itself and the other Borrowers (MTLM, in such capacity, the "Funds Administrator"); BT COMMERCIAL CORPORATION, individually as a Lender and in its capacity as Agent (in such capacity "Agent") for itself and any other Lenders from time to time parties thereto. Capitalized terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.


     1. I, _____________________ , am the Chief Financial Officer of the Consolidated Entity.




Amendment No. 4 to
Credit Agreement

BT Commercial Corporation,
 as Agent
-----------, ----
Page 14

     2. I am delivering this certificate pursuant to the definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement.

     3. The Interest Coverage Ratio determined as of the Pricing Determination Date occurring on ________ __, ____(1) was ____ to ____. Accordingly, for the Pricing Period that commences on the 31st day after such Pricing Determination Date, the "Applicable Margin" shall be determined by reference to Pricing
Level ____.

     4. On behalf of each Borrower, I acknowledge (and waive notice of) your acceptance hereof and reliance hereon. This Pricing Certificate constitutes a Credit Document.

     IN WITNESS WHEREOF, I have executed this Pricing Certificate this ____ day of ___________, ____.




                                      Very truly yours,

                                      METAL MANAGEMENT, INC., a
                                      Delaware corporation


                                      By:
                                          -------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------






---------------

(1) Insert most recent Pricing Determination Date (last day of fiscal quarter).


Amendment No. 4 to
Credit Agreement